ASSET ACQUISITION	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
ASSET ACQUISITION

4)	Asset Acquisition

On April 26, 2023, the Company entered into an asset purchase agreement (the “Exacis Purchase Agreement”), with Dilos Bio (formerly known as Exacis Biotherapeutics Inc. (“Exacis”)), the stockholders party thereto and, with respect to specified provisions therein, Factor Limited. Pursuant to the Exacis Purchase Agreement, the Company acquired from Exacis substantially all of Exacis’ intellectual property assets (the “Exacis Assets”), including all of Exacis’ right, title and interest in and to an exclusive license agreement between Exacis and Factor Limited (the “Purchased License”). The Company assumed none of Exacis’ liabilities, other than liabilities under the Purchased License that accrue subsequent to the closing date. The transactions contemplated by the Exacis Purchase Agreement (the “Exacis Acquisition”) closed on April 26, 2023.

In consideration for the Exacis Assets, on the closing date of the transaction, the Company issued to Exacis approximately 5,000 shares of common stock, which shares were subject to a 12-month lockup that expired in April 2024. The shares were issued to Exacis at a price based on the Company having an assumed equity valuation of $75.0 million, divided by the number of issued and outstanding shares of common stock as of the close of business two trading days prior to the closing date. For accounting purposes, the shares issued were valued at $45.00 per share, which was the closing price of the Company’s common stock on the date of issuance. Additionally, the Company agreed to make the following contingent payments:

(i)	if, at any time during the three-year period commencing on the closing date and ending on the three-year anniversary of the closing date, the Company’s market capitalization equals or exceeds $100.0 million for at least ten consecutive trading days, then the Company will issue to Exacis a number of shares of common stock equal to (x) $2.0 million divided by (y) the quotient of $100.0 million divided by the number of the Company’s then issued and outstanding shares of common stock;

(ii)	if, at any time during the three-year period commencing on the closing date and ending on the three-year anniversary of the closing date, the Company’s market capitalization equals or exceeds $200.0 million for at least ten consecutive trading days, then the Company will issue to Exacis a number of additional shares of common stock equal to (x) $2.0 million divided by (y) the quotient of $200.00 million divided by the number of the Company’s then issued and outstanding shares of common stock (collectively with (i) above, the “Market Cap Contingent Consideration”); and

(iii)	during the five-year period commencing on the closing date and ending on the five-year anniversary of the closing date, the Company will pay or deliver to Exacis 20% of all cash or other consideration (collectively, “License Contingent Consideration”) actually received by the Company during such five-year period from (i) third-party licensees or sublicensees of the intellectual property rights acquired by the Company from Exacis pursuant to the Exacis Purchase Agreement, or (ii) subject to certain exceptions, the sale of such intellectual property rights; provided, that the License Contingent Consideration shall not in any event exceed $45.0 million.

The Company accounted for the Exacis Acquisition as an asset acquisition because it determined that substantially all of the fair value of the assets acquired was concentrated in the Purchased License. Assets acquired in an asset acquisition are recognized based on their cost to the acquirer and generally allocated to the assets on a relative fair value basis. The Company’s cost for acquiring the Exacis Assets includes the issuance of the Company’s common stock, direct acquisition-related costs and contingent consideration.

The Market Cap Contingent Consideration is indexed to or settled in the Company’s own shares. As a result, the Company classified the Market Cap Contingent Consideration as a liability measured at fair value because the financial instrument embodied a conditional obligation (the Company would only issue the shares on the condition that the market capitalization thresholds are met), and at inception, the monetary value of the obligation is based solely on a fixed monetary amount ($2.0 million of shares for each target), which will be settleable with a variable number of the Company’s shares. The Company used a Monte Carlo simulation model to estimate the fair value of the Market Cap Contingent Consideration as of the acquisition date using the following assumptions:

Stock price	$45.00
Risk-free rate	3.58%
Volatility	100%
Dividend yield	0%
Expected term	3.0 years

See Note 9 for more information on the fair value measurement of the Market Cap Contingent Consideration as of December 31, 2024 and 2023.

The License Contingent Consideration is to be settled in cash and is generally recognized when the liability is probable and estimable. As of the acquisition date, the Company concluded that paying the License Contingent Consideration was not probable or estimable. Therefore, there was no initial liability recognized for the License Contingent Consideration. The Company also did not record a liability at December 31, 2024 or 2023, as the Company continued to conclude that such payment was not probable.

The table below shows the total fair value of the consideration paid for the Exacis Assets (in thousands).

Fair Value of Consideration
Shares issued	$208
Contingent consideration	225
Direct costs	27
Total fair value	$460

The Company allocated 100% of the fair value of the consideration to the Purchased License, which the Company determined is an in-process research and development (“IPR&D”) asset. IPR&D assets acquired through an asset purchase that have no alternative future uses and no separate economic values from their original intended purpose are expensed in the period the cost is incurred. As a result, the Company expensed the fair value of the Purchased License during the year ended December 31, 2023.

On September 24, 2024, in connection with entering into the Exclusive License and Collaboration Agreement (“the Factor L&C Agreement”) with Factor Bioscience Limited (“Factor Limited”), the Purchased License was assigned back to Factor Limited. See Note 11 for more information on the Factor L&C Agreement.